Financial Statements

SBL Variable Annuity Account IV
Year Ended December 31, 2020
With Report of Independent Registered Public Accounting Firm

SBL Variable Annuity Account IV

Financial Statements

Year Ended December 31, 2020

Contents

Report of Independent Registered Public Accounting Firm	1
Audited Financial Statements
Statements of Net Assets	3
Statements of Operations and Change in Net Assets	4
Notes to Financial Statements	7
1. Organization and Significant Accounting Policies	7
2. Variable Annuity Contract Charges	10
3. Summary of Unit Transactions	11
4. Financial Highlights	12
5. Subsequent Events	14

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Security Benefit Life Insurance Company and Contract Owners of SBL Variable Annuity Account IV

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts listed in the Appendix that comprise SBL Variable Annuity Account IV (the Separate Account), as of December 31, 2020 and the related statements of operations and changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2020, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Separate Account’s auditor since 1981.

Kansas City, MO
April 30, 2021

Appendix

Subaccounts comprising SBL Variable Annuity Account IV

Subaccounts	Statements of operations and changes in net assets
Guggenheim VIF All Cap Value	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Large Cap Value	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Managed Asset Allocation	For each of the two years in the period ended December 31, 2020
Guggenheim VIF StylePlus Large Core	For each of the two years in the period ended December 31, 2020
Guggenheim VIF StylePlus Mid Growth	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Total Return Bond	For each of the two years in the period ended December 31, 2020
Guggenheim VIF World Equity Income	For each of the two years in the period ended December 31, 2020
Invesco V.I. Government Money Market	For each of the two years in the period ended December 31, 2020
Neuberger Berman AMT Sustainable Equity	For each of the two years in the period ended December 31, 2020

SBL Variable Annuity Account IV
Statements of Net Assets
December 31, 2020

Subaccount	Number of Shares	Cost	Assets at Market Value	Total Assets	Uncollected Actuarial Risk Fee Payable	Net Assets	Units Outstanding	Unit Values
Guggenheim VIF All Cap Value	32,345	$776,731	$1,004,621	$1,004,621	$(23)	$1,004,598	12,044	$83.40
Guggenheim VIF Large Cap Value	193,904	6,070,405	7,292,713	7,292,713	(167)	7,292,546	24,784	294.24
Guggenheim VIF Managed Asset Allocation	10,714	230,773	357,938	357,938	(8)	357,930	5,991	59.76
Guggenheim VIF StylePlus Large Core	305,440	9,781,187	15,082,607	15,082,607	(346)	15,082,261	44,043	342.50
Guggenheim VIF StylePlus Mid Growth	24,173	961,928	1,751,602	1,751,602	(40)	1,751,562	8,531	205.29
Guggenheim VIF Total Return Bond	20,471	339,161	370,533	370,533	(9)	370,524	4,895	75.71
Guggenheim VIF World Equity Income	162,038	1,575,574	2,396,541	2,396,541	(55)	2,396,486	26,335	91.00
Invesco V.I. Government Money Market	182,685	182,685	182,685	182,685	(4)	182,681	177,364	1.03
Neuberger Berman AMT Sustainable Equity	24,837	444,761	764,494	764,494	(18)	764,476	14,844	51.50

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account IV
Statements of Operations and Change in Net Assets
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim VIF All Cap Value	Guggenheim VIF Large Cap Value	Guggenheim VIF Managed Asset Allocation
Net assets as of December 31, 2018	$992,171	$7,108,715	$382,239
Investment income (loss):
Dividend distributions	15,983	123,313	6,500
Investment Expenses:
Mortality and expense risk and administrative charges	(8,290)	(60,736)	(3,160)
Net investment income (loss)	7,693	62,577	3,340
Increase (decrease) in net assets from operations:
Capital gain distributions	84,613	436,004	3,138
Realized capital gain on investments	46,843	349,053	26,671
Change in unrealized appreciation (depreciation)	72,724	528,355	34,805
Net gain on investments	204,180	1,313,412	64,614
Net increase (decrease) in net assets from operations	211,873	1,375,989	67,954
Contract owner transactions:
Variable annuity deposits	-	48,094	3
Terminations, withdrawals and annuity payments	(136,336)	(1,098,946)	(42,198)
Transfers between subaccounts, net	(43,250)	(338,413)	(34,957)
Maintenance charges and mortality adjustments	(59)	341	(14)
Increase (decrease) in net assets from contract transactions	(179,645)	(1,388,924)	(77,166)
Total increase (decrease) in net assets	32,228	(12,935)	(9,212)
Net assets as of December 31, 2019	$1,024,399	$7,095,780	$373,027
Investment income (loss):
Dividend distributions	16,067	138,994	4,987
Investment Expenses:
Mortality and expense risk and administrative charges	(7,505)	(57,351)	(2,812)
Net investment income (loss)	8,562	81,643	2,175
Increase (decrease) in net assets from operations:
Capital gain distributions	47,687	472,980	19,229
Realized capital gain on investments	12,569	74,817	20,772
Change in unrealized appreciation (depreciation)	(52,000)	(464,544)	(5,650)
Net gain on investments	8,256	83,253	34,351
Net increase (decrease) in net assets from operations	16,818	164,896	36,526
Contract owner transactions:
Variable annuity deposits	8,392	174,730	-
Terminations, withdrawals and annuity payments	(60,509)	(946,785)	(11,304)
Transfers between subaccounts, net	15,545	804,792	(40,303)
Maintenance charges and mortality adjustments	(47)	(867)	(16)
Increase (decrease) in net assets from contract transactions	(36,619)	31,870	(51,623)
Total increase (decrease) in net assets	(19,801)	196,766	(15,097)
Net assets as of December 31, 2020	$1,004,598	$7,292,546	$357,930

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account IV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim VIF StylePlus Large Core	Guggenheim VIF StylePlus Mid Growth	Guggenheim VIF Total Return Bond
Net assets as of December 31, 2018	$14,160,911	$1,586,935	$256,599
Investment income (loss):
Dividend distributions	305,519	14,035	22,468
Investment Expenses:
Mortality and expense risk and administrative charges	(120,276)	(13,528)	(9,466)
Net investment income (loss)	185,243	507	13,002
Increase (decrease) in net assets from operations:
Capital gain distributions	797,139	155,257	-
Realized capital gain on investments	978,696	124,246	949
Change in unrealized appreciation (depreciation)	1,799,986	182,392	5,558
Net gain on investments	3,575,821	461,895	6,507
Net increase (decrease) in net assets from operations	3,761,064	462,402	19,509
Contract owner transactions:
Variable annuity deposits	132,507	19,250	15
Terminations, withdrawals and annuity payments	(2,039,975)	(204,693)	(39,500)
Transfers between subaccounts, net	(1,482,610)	(129,163)	841,455
Maintenance charges and mortality adjustments	(727)	974	(35)
Increase (decrease) in net assets from contract transactions	(3,390,805)	(313,632)	801,935
Total increase (decrease) in net assets	370,259	148,770	821,444
Net assets as of December 31, 2019	$14,531,170	$1,735,705	$1,078,043
Investment income (loss):
Dividend distributions	235,667	22,576	4,395
Investment Expenses:
Mortality and expense risk and administrative charges	(115,685)	(12,520)	(2,985)
Net investment income (loss)	119,982	10,056	1,410
Increase (decrease) in net assets from operations:
Capital gain distributions	617,976	80,935	-
Realized capital gain on investments	594,434	184,108	37,543
Change in unrealized appreciation (depreciation)	1,030,817	177,816	24,703
Net gain on investments	2,243,227	442,859	62,246
Net increase (decrease) in net assets from operations	2,363,209	452,915	63,656
Contract owner transactions:
Variable annuity deposits	179,503	120	28
Terminations, withdrawals and annuity payments	(1,935,181)	(260,648)	(17,824)
Transfers between subaccounts, net	(54,674)	(176,430)	(753,323)
Maintenance charges and mortality adjustments	(1,766)	(100)	(56)
Increase (decrease) in net assets from contract transactions	(1,812,118)	(437,058)	(771,175)
Total increase (decrease) in net assets	551,091	15,857	(707,519)
Net assets as of December 31, 2020	$15,082,261	$1,751,562	$370,524

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account IV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim VIF World Equity Income	Invesco V.I. Government Money Market	Neuberger Berman AMT Sustainable Equity
Net assets as of December 31, 2018	$2,432,872	$184,658	$567,892
Investment income (loss):
Dividend distributions	68,461	3,035	1,849
Investment Expenses:
Mortality and expense risk and administrative charges	(19,522)	(1,592)	(2,985)
Net investment income (loss)	48,939	1,443	(1,136)
Increase (decrease) in net assets from operations:
Capital gain distributions	136,651	-	35,508
Realized capital gain on investments	159,734	-	10,867
Change in unrealized appreciation (depreciation)	116,575	-	94,943
Net gain on investments	412,960	-	141,318
Net increase (decrease) in net assets from operations	461,899	1,443	140,182
Contract owner transactions:
Variable annuity deposits	58	-	5,625
Terminations, withdrawals and annuity payments	(224,901)	(4,231)	(28,347)
Transfers between subaccounts, net	(232,533)	8,859	-
Maintenance charges and mortality adjustments	60	(74)	260
Increase (decrease) in net assets from contract transactions	(457,316)	4,554	(22,462)
Total increase (decrease) in net assets	4,583	5,997	117,720
Net assets as of December 31, 2019	$2,437,455	$190,655	$685,612
Investment income (loss):
Dividend distributions	64,157	403	2,496
Investment Expenses:
Mortality and expense risk and administrative charges	(17,270)	(1,706)	(2,916)
Net investment income (loss)	46,887	(1,303)	(420)
Increase (decrease) in net assets from operations:
Capital gain distributions	22,413	-	27,457
Realized capital gain on investments	64,314	-	24,962
Change in unrealized appreciation (depreciation)	(4,270)	-	70,390
Net gain on investments	82,457	-	122,809
Net increase (decrease) in net assets from operations	129,344	(1,303)	122,389
Contract owner transactions:
Variable annuity deposits	4,740	-	28,248
Terminations, withdrawals and annuity payments	(186,601)	(5,462)	(44,583)
Transfers between subaccounts, net	11,723	(1,071)	(27,182)
Maintenance charges and mortality adjustments	(175)	(138)	(8)
Increase (decrease) in net assets from contract transactions	(170,313)	(6,671)	(43,525)
Total increase (decrease) in net assets	(40,969)	(7,974)	78,864
Net assets as of December 31, 2020	$2,396,486	$182,681	$764,476

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account IV
Notes to Financial Statements
December 31, 2020

1. Organization and Significant Accounting Policies

SBL Variable Annuity Account IV (the Account) is a deferred variable annuity contract offered by Security Benefit Life Insurance Company (SBL). The Account is an investment company as defined by Financial Accounting Standard Board (FASB) Accounting Standard Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. Purchase payments for the Account are allocated to one or more of the subaccounts that comprise the Account.   The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended.  As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Guggenheim VIF All Cap Value	-	Security Investors, LLC	-
Guggenheim VIF Large Cap Value	-	Security Investors, LLC	-
Guggenheim VIF Managed Asset Allocation	-	Security Investors, LLC	-
Guggenheim VIF StylePlus Large Core	-	Security Investors, LLC	-
Guggenheim VIF StylePlus Mid Growth	-	Security Investors, LLC	-
Guggenheim VIF Total Return Bond	-	Security Investors, LLC	-
Guggenheim VIF World Equity Income	-	Security Investors, LLC	-
Invesco V.I. Government Money Market	Series II	Invesco Advisers, Inc	-
Neuberger Berman AMT Sustainable Equity	S	Neuberger Berman Investment Advisers LLC	-

Nine subaccounts are currently offered by the Account, all of which had activity.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

SBL Variable Annuity Account IV
Notes to Financial Statements (continued)
1. Organization and Significant Accounting Policies (continued)

All subaccounts reported a full twelve month period except for the following as indicated:
Inception Date	Subaccount

April 29, 2016	Invesco V.I. Government Money Market

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund).  Investment transactions are accounted for on the trade date.  Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold.  The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2020, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
Guggenheim VIF All Cap Value	$ 91,494	$ 71,892
Guggenheim VIF Large Cap Value	1,653,603	1,067,306
Guggenheim VIF Managed Asset Allocation	31,756	61,985
Guggenheim VIF StylePlus Large Core	1,098,524	2,173,058
Guggenheim VIF StylePlus Mid Growth	172,086	518,197
Guggenheim VIF Total Return Bond	136,509	906,313
Guggenheim VIF World Equity Income	119,652	220,733
Invesco V.I. Government Money Market	403	8,382
Neuberger Berman AMT Sustainable Equity	58,094	74,595

Market Risk

Each subaccount invests in shares of a single underlying fund.  The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met.  A fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the statements of net assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

Annuity Assets

Annuity Assets relate to contracts that have matured and are in the payout stage. Such assets are computed on the basis of published mortality tables using assumed interest rates that will provide assets as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity assets, and any resulting adjustment is either charged or credited to SBL and not to the Account.
The annuity assets for December 31, 2020 by subaccount are as follows:

Subaccount	Annuity Assets
Guggenheim VIF Large Cap Value	$39,764
Guggenheim VIF StylePlus Large Core	237,493
Subaccount	Annuity Assets

SBL Variable Annuity Account IV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Guggenheim VIF StylePlus Mid Growth	$ 40,958
Guggenheim VIF Total Return Bond	3,607
Guggenheim VIF World Equity Income	17,296
Invesco V.I. Government Money Market	28,660
Neuberger Berman AMT Sustainable Equity	10,934

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

As the economic and regulatory environment continues to evolve related to COVID-19, we cannot reasonably estimate the length or severity of this event or the impact to Separate Account performance and financial results. However, in general, a deterioration in general economic and business conditions can have a negative impact on individual unit values and could cause a net decrease in net assets resulting from operations of the separate account.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs).  The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments.  The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund.  That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

SBL Variable Annuity Account IV
Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges

Mortality and Expense Risk Charge: Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate ranging from 0.85% to 1.10% of the net asset value of each contract, of which 0.70% is for assuming mortality risks and the remainder is for assuming expense risks. The mortality and expense risk charge is based on the daily value of the individual contract and is equivalent to 1.10% if the net asset value is less than $20,000, 0.95% if the net asset value is at least $20,000 but less than $50,000, and 0.85% if the net asset value is over $50,000.  During the accumulation period, the mortality and expense risk fee is assessed daily and accrued as a liability to the contract.  The accrued actuarial risk fee is deducted from each contract upon (a) annuitization of variable account funds, (b) each total withdrawal of a variable account, and (c) each calendar year end.  These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

• Account Administrative Charge: SBL deducts an administrative fee of $30 per year for each contract, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

SBL Variable Annuity Account IV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2020 and 2019, were as follows:

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Guggenheim VIF All Cap Value	492	(960)	(468)	78	(2,562)	(2,484)
Guggenheim VIF Large Cap Value	4,367	(4,231)	136	210	(5,643)	(5,433)
Guggenheim VIF Managed Asset Allocation	144	(1,182)	(1,038)	51	(1,673)	(1,622)
Guggenheim VIF StylePlus Large Core	948	(7,309)	(6,361)	427	(13,861)	(13,434)
Guggenheim VIF StylePlus Mid Growth	461	(3,098)	(2,637)	201	(2,584)	(2,383)
Guggenheim VIF Total Return Bond	1,801	(13,170)	(11,369)	13,037	(818)	12,219
Guggenheim VIF World Equity Income	495	(2,727)	(2,232)	110	(6,159)	(6,049)
Invesco V.I. Government Money Market	-	(7,097)	(7,097)	9,558	(6,716)	2,842
Neuberger Berman AMT Sustainable Equity	742	(1,778)	(1,036)	145	(783)	(638)

SBL Variable Annuity Account IV
Notes to Financial Statements (continued)

4. Financial Highlights

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2020, were as follows:

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)
Guggenheim VIF All Cap Value
2020	12,044	83.40	1,004,598	0.02	0.85	1.87
2019	12,512	81.87	1,024,399	1.59	0.85	23.75
2018	14,996	66.16	992,171	1.18	0.85	(10.63)
2017	15,941	74.03	1,180,208	1.03	0.85	14.78
2016	18,075	64.50	1,165,874	1.47	0.85	22.72
Guggenheim VIF Large Cap Value
2020	24,784	294.24	7,292,546	0.02	0.85	2.21
2019	24,648	287.89	7,095,780	1.74	0.85	21.82
2018	30,081	236.33	7,108,715	1.42	0.85	(9.52)
2017	33,076	261.21	8,640,184	1.27	0.85	15.81
2016	38,924	225.56	8,779,962	1.64	0.85	21.41
Guggenheim VIF Managed Asset Allocation
2020	5,991	59.76	357,930	0.01	0.85	12.58
2019	7,029	53.08	373,027	1.72	0.85	20.12
2018	8,651	44.19	382,239	1.45	0.85	(5.74)
2017	8,966	46.88	420,256	1.51	0.85	14.40
2016	9,476	40.98	388,279	1.21	0.85	8.01
Guggenheim VIF StylePlus Large Core
2020	44,043	342.50	15,082,261	0.02	0.85	18.78
2019	50,404	288.35	14,531,170	2.13	0.85	29.97
2018	63,838	221.86	14,160,911	1.70	0.85	(6.56)
2017	70,345	237.44	16,702,002	1.18	0.85	22.22
2016	79,139	194.28	15,374,151	0.87	0.85	13.35

SBL Variable Annuity Account IV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3) (4)
Guggenheim VIF StylePlus Mid Growth
2020	8,531	205.29	1,751,562	0.01	0.85	32.10
2019	11,168	155.40	1,735,705	0.84	0.85	32.71
2018	13,551	117.10	1,586,935	1.48	0.85	(7.11)
2017	15,127	126.06	1,907,119	0.95	0.85	24.68
2016	19,469	101.11	1,968,743	0.70	0.85	8.65
Guggenheim VIF Total Return Bond
2020	4,895	75.71	370,524	0.01	0.85	14.21
2019	16,264	66.29	1,078,043	3.37	0.85	4.49
2018	4,045	63.44	256,599	4.11	0.85	1.13
2017	16,175	62.73	1,014,667	4.69	0.85	6.72
2016	5,650	58.78	332,087	4.25	0.85	6.83
Guggenheim VIF World Equity Income
2020	26,335	91.00	2,396,486	0.03	0.85	6.66
2019	28,567	85.32	2,437,455	2.81	0.85	21.40
2018	34,616	70.28	2,432,872	3.05	0.85	(8.17)
2017	38,011	76.53	2,909,325	2.99	0.85	15.05
2016	47,542	66.52	3,162,520	3.04	0.85	10.39
Invesco V.I. Government Money Market
2020	177,364	1.03	182,681	0.00	0.85	-
2019	184,461	1.03	190,655	1.62	0.85	0.98
2018	181,619	1.02	184,658	1.28	0.85	2.00
2017	186,860	1.00	187,550	0.28	0.85	-
2016	249,198	1.00	249,276	0.06	0.85	(90.00)
Neuberger Berman AMT Sustainable Equity
2020	14,844	51.50	764,476	0.00	0.85	19.27
2019	15,880	43.18	685,612	0.30	0.85	25.60
2018	16,518	34.38	567,892	0.22	0.85	(5.94)
2017	17,535	36.55	640,949	0.36	0.85	18.09
2016	17,955	30.95	555,694	0.46	0.85	9.64

SBL Variable Annuity Account IV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Average net assets is a simple average of net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)  These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to the unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.  The disclosed range represents the lowest expense ratio to highest expense ratio, respectively.  Certain contractholders may have expenses outside the range depending on the timing of deposits, withdrawals, and/or fund transfers.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.  The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4) Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.